The New Pharma Model™
August 2007

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in our documents filed from time to time with the United States Securities and Exchange Commission and other regulatory authorities.
Statements regarding the regulatory status and/or regulatory compliance of our products, our ability to secure additional financing, our ability to sustain market acceptance for our products, our dependence on collaborators, our ability to find and execute strategic transactions, or potential exposure to litigation, our exposure to product liability claims, and our prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements. In addition, please refer to our company website for full prescribing information for all drug products that might be discussed during this presentation.
Forward Looking Statement

Corporate Overview – Auriga at a Glance
Building an innovative, nationwide sales
model that drives revenue growth through a
variable cost, commission-only sales structure
Developing a diversified product portfolio by
acquiring proven brands, the introduction of
line extensions, reformulations, and the
strategic development of our own products
Auriga is a specialty pharmaceutical company
building the first national commission only
sales team.
Our corporate strategy focuses on two
primary objectives:

$40
$35
$30
$25
$20
$15
$10
$5
$0
$ Millions
$4
$7
$16

1,000
800
600
400
200
-
Sales Reps
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2006
2007
2008

4

Corporate Overview – Strategic Growth
2007
    2006
   2005
2006
1H 2007
Future Launches
2005
Extendryl®
Levall®
Aquoral™
Zinx™
Xyralid™
Akurza™
Zinx OTC™
Nasal Gel
Hair Growth
Gross Revenue ($M)
Commission-Based Sales Force (Representatives)
Expanding Product Portfolio
$30 - $33M
Forecasted

Auriga’s Diversified Approach
Multiple divisions enable Auriga to drive growth through specialized market-penetration strategies
Auriga Labs – Multidivisional Approach
Prescription Brands
Advanced Topical
Solutions
Consumer Brands
Stesso TM
Pharmaceuticals
Focused on increasing product demand through multiple nationwide sales forces: PCP, Respiratory, Dental and Specialty sales teams.
Product lines include:  AquoralTM, Extendryl®, Levall®, & ZinxTM
ATS sales team dedicated to Dermatologists, Gastroenterologists and Colon-Rectal Specialists.
Product lines include:  XyralidTM& AkurzaTM
Consumer Brand division focused on pharmacies, mass
merchandise and retail chains.
Product lines include:  ZinxTM Lozenges & Convenience Kits, Nasal
Gel & Hair Growth System
Generic division initially focused on life cycle management of our own products by launching our own authorized generics.
Product lines: Authorized generics

Auriga’s sales representatives are 100% commission based
Creates fast-growing, financially-motivated sales force
Lower risk to Auriga – only pays for performance
Attractive opportunity for entrepreneurial, motivated sales people to earn “uncapped” income
Part-time opportunities to service the unmet needs of smaller or rural sales territories
Fast path to corporate profitability
Innovative Commission Based Sales Model

Innovative Commission-Based Sales Model
(Illustrative)
Our innovative business model promotes corporate profitability by matchingrevenue growth against commission-based variable expenses
Assuming both models generate equivalent revenue
Break-Even Point
Traditional Industry Model (Illustrative)
Auriga’s Model (Illustrative)
Break-Even Point
(2) Operating expenses including
commission-based sales reps
Operating
expenses (2)
(1) Operating expenses including
salaried sales reps
Operating
expenses (1)
Time
Time

Proprietary System of Sales Force
Development
Our proprietary system of controlled growth acts as a barrier to entry and differentiates our sales force strategy
Recruiting
Highly selective,
dedicated recruiting
department.
Multiple levels of
screening.
Probationary Period
Field exercises.
Role plays and
simulations.
Testing.
Rapid identification of
under-performers.
Training
On-line modules.
Classroom instruction
after core competencies
mastered.
Field based training.
Management
Performance metrics.
In-house developed
IT systems to track
sales force metrics.
Productive turnover
built into model.

“Productive” Turnover
(1)
Salaried Sales Expense - Assumes 500 Sales Reps @
         $140,000 annually – fully loaded employer costs
Excellent
1.
Above Avg.
2.
Average
3.
Below Avg.
4.
Ineffective
5.
Sales Force Tier
5%
15%
30%
35%
15%
100%
$3,500,000
$10,500,000
$21,000,000
$24,500,000
$10,500,000
Sales Force Tier Structure (Illustrative)
Enables Auriga to manage
performance and quickly
eliminate ineffective sales reps
Prevents ineffective sales reps
from occupying key territories
Unlike traditional models, our
commission-based model only
compensates reps for
performance
$70,000,000
% of
Sales
Traditional Salary
Expense (1)

S.No	Company	# Reps
1	PFIZER	9,689
2	GLAXOSMITHKLINE	7,144
3	JOHNSON & JOHNSON	6,798
4	MERCK	6,565
5	NOVARTIS	6,309
6	ASTRAZENECA	5,971
7	ABBOTT	5,052
8	WYETH	4,697
9	ELI LILLY	4,601
10	AVENTIS	4,590
11	BRISTOL-MYERS SQUIBB	4,576
12	SCHERING-PLOUGH	2,602
13	TAP	2,191
14	FOREST	2,168
15	SANOFI-SYNTHELABO	2,049
16	BAYER	2,046
17	HOFFMANN-LA ROCHE	1,840
18	BOEHRINGER INGELHEIM	1,228
19	MONARCH	1,165
20	SOLVAY	1,088

S.No	Company	# Reps
21	ORGANON	1,036
22	PURDUE	877
23	PROCTER & GAMBLE	872
24	BERLEX	855
25	WATSON PHARM	804
26	GENENTECH	792
27	AMGEN	780
28	ALCON	692
29	NOVO NORDISK	616
30	ALLERGAN	606
31	UCB PHARMA	564
32	KOS	548
33	AURIGA LABS	500
34	SHIRE	450
35	SEPRACOR	450
36	CENTOCOR	443
37	3M PHARM	357
38	WALLACE	304
39	SCHWARZ PHARMA	268
40	ELAN	267
	AURIGA LABS	228

Auriga

Largest Pharmaceutical Sales Forces –
Number of Sales Representatives
Auriga Labs
as of June 30,
2007
Auriga Labs
projected at
December 31,
2007.
Rankings based on 2005 data.

Extendryl
aquoral artificial saliva
is innovation in oral hydration
Levall
AKURZA
(Salicylic Acid) 6%
Xyralid
ZINX

Auriga 11

Diversified Product Portfolio
Nasal Gel
Hair Growth
System
Diversified product portfolio focuses on addressing unmet market needs &
utilizing well-known branded lines. Our strategic portfolio enables us to:
Mitigate the impact of seasonality
Diversify our revenue channels
Penetrate and accumulate market share in numerous markets

Target Markets – Market Potential
Division
Product Lines
Targeted Market
Market Size (E) – $10.3B
Respiratory (Cold, Cough & Allergy), Rheumatologists
  Primary Care Physicians, Pediatricians & Allergists
Auriga’s product lineup targets large and growing market segments:
Prescription Brands
Advanced Topical
Solutions
Consumer Brands
Stesso TM
Pharmaceuticals
Respiratory (cough, cold and allergy), Dermatology, and Xerostomia
(dry mouth)markets
Extendryl®, ZinxTM,
Levall®, Aquoral™
XyralidTM& AkurzaTM
ZinxTM Lozenges &
Convenience Kits,
Nasal Gel & Hair
Growth System
Initially Auriga’s
authorized generics
Sources: IMS Health, Retail Drug Monitor; The Consumer Healthcare Products Association (CHPA),
https://www.chpa-info.org,  and IMS Health, NPA, Nov 2006
Market Size (E) – $4.6B
  Dermatologists, Gastroenterologists & Colon Rectal
Specialists
Market Size (E) – $5.8B
  Retail Chains, Mass Merchandise, and Consumers.
Market Size (E) – $4.5 - $7.5B
Respiratory (Cold, Cough & Allergy), Dermatology
Primary Care Physicians, Pediatricians

Product Selection
Scientific Profile
Patent Strategy
Market Assessment
Formulation
Clinical Trials
Regulatory Processes
Product Development
Market Research
Field Development
Branding
Marketing & Sales

Auriga 13

Product Development Pipeline
Our drug development pipeline leverages
novel material science and advanced drug
delivery technologies to produce:
Improved formulations and/or new clinical
indications of successful brands which
expand markets.
Bioequivalent formulations for generic
versions of strategic brand targets.
Auriga’s drug technologies are protected by
patents covering composition of matter and
use, creating a strong proprietary position for
products in the marketplace
Three programs - 505(b)(2) New Drug Applications
Eight programs - Authorized Generics and ANDAs
Two programs - 510(k) Device Applications

Fast-Growing Patent Portfolio
Orchestrated Therapy (OT) utility patent - Filed July 2006
Sequential release of cough/cold/allergy actives in various dosage forms
Co administration of Zinc & Cough/Cold Drugs utility patent and
PCT - Filed Jan 2007
Treatment of symptoms with drugs; immune system augmentation
Corticosteroid Solubilization utility patent - Filed Feb 2007
Method for enhancing the solubility and bioavailability of corticosteroids
Multiphasic Methscopolamine Release utility patent - Filed Feb
2007
Various release profiles of methscopolamine across multiple dosage forms
Multiphasic Release Potassium Guaiacolsulfonate Compositions
utility patent - Filed Feb 2007
Various release profiles of K Guai as expectorant and use in fibromyalgia
Cure for the Common Cold utility patent - Issued Apr 2005
Composition and use in-license from Eby covering Zinx products
Peroxidized Oils in the Treatment of Xerostomia patent application
- Filed Jun 2006
Composition of matter and use In-license from Laboratoires Carilene for Aquoral
1
4
5
6
7
2
3

Financial Performance
($000’s) except percentages
-
-
-
-
296%
-
231%
YOY %
(6,787)
(2,120)
(4,667)
(6,827)
2,160
(1,366)
        3,526
Jun 30, 2006
Unaudited
Unaudited
Statement of Operations
(2,212)
Net Loss
(416)
Loss from Operations
(1,795)
Other Income (Expense)
8,556
Gross Profit
(8,972)
Operating Expenses
(3,116)
Cost of Goods Sold
       11,673
Net Revenue
Jun 30, 2007
For the Six Months Ended
Audited
Unaudited
3,561
7,039
6,289
10,560
$      2,412
Dec 31, 2006
%
Jun 30, 2007
Balance Sheets as of
7,592
6,820
6,820
14,412
$         6,479
8%
Current Liabilities
-3%
Total Liabilities
113%
Shareholder Equity
36%
Total Assets
169%
Current Assets
(1) Gross Revenue is a non-GAAP measurement, please refer to our public filings for a reconciliation from Gross Revenue to Net Revenue.
Gross Revenue (1)
$      16,121
$     3,756
329%

Key Statistics: ARGA(OTCBB)
Stock Price (6/30/07)                              $1.18
Avg. Daily Trading (3 mo.)         170,000
6 mo. Week Low/High                      $0.59-$2.30
Shares Outstanding            44.2M
Fully-diluted(1)                                                  59.2M
Public Float, est.                                         12.0M
Market Capitalization                        $52.2M
Enterprise Value                                        $52.7M
(1)
Includes vested stock options and warrants as of June 30th 2007.
(2)
Gross revenue and EBITDAS are non-GAAP financial measures.
See our Form 10-QSB filed on August 8, 2007 for a reconciliation to their nearest GAAP financial measures.
(3)
As of June 30, 2007
Insiders & Affiliates                      37.9%
Founded                                                                Apr. ’05
Year End                                                               Dec. 31
  Gross Revenue(2)(1H 07)    $16.1M
  EBITDAS(2)(1H 07)                 $2.0M
  Current Assets(3)                 $6.5M
  Total Assets(3)                     $14.4M
  Total Liabilities(3)                 $7.4M

$90
$75
$60
$45
$30
$15
$0
$4
$7
$16
2005
2006
2007
2008
2009

Auriga

Positioned for Strong Growth
Divisional sales approach with focused
market penetration strategies.
Nationwide sales model that drives
revenue growth through a variable
cost, commission-only sales structure.
Nationwide sales force of 500 full time
equivalents by year-end and 1000 full
time equivalents by summer of 2008.
Diversified and expanding product
portfolio.
Strategic R&D pipeline.
Forecasted 2007 gross revenue growth to $30 - $33 million,
or over 300%  vs. 2006.
$30 - $33M Forecast
Our Business is Your HealthTM

For More Information
Auriga Laboratories, Inc.
10635 Santa Monica Blvd,
Ste. 120
Los Angeles, CA 90067
www.aurigalabs.com
Jae Yu
VP of Corporate Development
Tel (310) 461-3612
jyu@aurigalabs.com
Investor Relations
CEOcast
Michael Wachs
Tel (212) 732-4300
mwachs@ceocast.com

The New Pharma Model™
ARGA